First Quarter 2025 Earnings Results April 29, 2025

FINANCIAL AND OPERATIONAL HIGHLIGHTS
•First quarter sales were $1,536 million, down 12 percent compared to last year.
•First quarter reported diluted loss per share was $1.17; adjusted diluted loss per share was $0.90.
•Primary factors affecting first quarter sales were lower volume due to planned shipment reductions and lower net pricing driven by higher promotional spend partially offset by positive mix.
•First quarter operating cash flow was $83 million.
•First quarter market share gains in motorcycles and marine; off-road vehicles (ORV) lost modest share.
•Powersports retail sales for the quarter were down 7 percent versus last year.
•Polaris is withdrawing full year 2025 Company sales and adjusted earnings guidance.

KEY FINANCIAL DATA

(in millions, except per share data)
Quarter ended March 31, 2025	Reported	YOY % Chg.	Adjusted*	YOY % Chg.
Sales	$1,535.8	(12)%	$1,536.3	(12)%
Gross profit margin	16.0%	-307 bps	16.6%	-242 bps
Total operating expenses	$303.2	(3)%
Net loss attributable to Polaris	$(66.8)	NM	$(51.1)	NM
Net loss attributable to Polaris margin	(4.3)%	-457 bps
Adjusted EBITDA Margin*			3.4%	-291 bps
Diluted EPS attributable to Polaris	$(1.17)	NM	$(0.90)	NM

NM = Not meaningful
*Note: the results and guidance in this release, including the highlights above, include references to non-GAAP operating measures, which are identified by the word “adjusted” preceding the measure. A reconciliation of GAAP / non-GAAP measures can be found at the end of this release.

CEO COMMENTARY
Results from this recent quarter were in line with our expectations, as we continued to prioritize supporting our dealer network and managing a prolonged industry downturn. While consumer uncertainty and a dynamic tariff environment are near-term hurdles, we are thoughtfully navigating these challenges. Our team continues to make progress on the strategic efforts within our control, from innovation and quality advancements in our lineup to our operational efficiency and working capital efforts. We expect this unrelenting focus on long-term growth and profitability will enable us to emerge stronger from this downturn and reinforce our position as the industry leader.

-- Mike Speetzen, Chief Executive Officer of Polaris Inc.

PERFORMANCE SUMMARY (Reported)
MINNEAPOLIS (April 29, 2025) - Polaris Inc. (NYSE: PII) (the "Company") today released first quarter 2025 results. For the first quarter, the Company reported worldwide sales of $1,536 million, down 12 percent versus the first quarter of 2024. North America sales of $1,290 million represented 84 percent of total Company sales and decreased 11 percent from $1,444 million in 2024. International sales of $246 million represented 16 percent of total Company sales and decreased 16 percent versus the first quarter of 2024. Total Company sales in the first quarter of 2025 were negatively impacted by lower volume and net pricing driven by higher promotional activity partially offset by favorable product mix.

For the first quarter, net loss attributable to Polaris was $67 million, or $(1.17) per diluted share, compared to net income attributable to Polaris of $4 million, or $0.07 per diluted share, for the first quarter of 2024. Adjusted net loss attributable to Polaris for the quarter was $51 million, and adjusted EPS was $(0.90).

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 1

First Quarter 2025 Earnings Results

Gross profit margin decreased 307 basis points to 16.0 percent for the first quarter, as compared to the first quarter of 2024. Adjusted gross profit margin of 16.6 percent decreased 242 basis points primarily driven by higher promotional activity and negative foreign exchange partially offset by favorable operational costs and lower warranty expense, as compared to the first quarter of 2024.

Operating expenses were $303 million in the first quarter of 2025 compared to $313 million in the first quarter of 2024 due to lower R&D and G&A expenses. Operating expenses, as a percentage of sales, of 19.7 percent were up 170 basis points in the first quarter of 2025 compared to the first quarter of 2024.

SEGMENT HIGHLIGHTS (Reported)

	Sales (in millions)			Gross Profit Margin
	Q1 2025	Q1 2024	Change	Q1 2025	Q1 2024	Change
Off Road	$1,198.6	$1,335.7	(10)%	16.0%	17.4%	-147 bps
On Road	$221.8	$277.2	(20)%	16.1%	21.8%	-570 bps
Marine	$115.4	$123.5	(7)%	12.4%	15.5%	-312 bps

Off Road segment results were primarily driven by these factors:
•Sales were driven by lower volume in snow and off-road vehicles.
•PG&A sales increased one percent.
•Gross profit margin performance was driven by lower net pricing driven by higher promotional activity and negative FX expense partially offset by favorable mix and warranty expense.
•Polaris North America ORV unit retail sales were down 11 percent. Estimated North America industry ORV unit retail sales were down low-single digits percent.

On Road segment results were primarily driven by these factors:
•Sales were driven by lower volumes.
•PG&A sales decreased five percent.
•Gross profit margin performance was driven by negative product mix and higher promotional activity, partially offset by operational efficiencies.
•North America unit retail sales for Indian Motorcycle were down low-teens percent. Estimated North America unit retail sales for the comparable motorcycle industry were down mid-twenties percent.

Marine segment results were primarily driven by these factors:
•Sales results were driven by lower volumes.
•Gross profit margin performance was impacted by a decrease in sales volumes and negative absorption.

2025 BUSINESS OUTLOOK
The Company introduced second quarter 2025 sales guidance of $1.6 billion to $1.8 billion.
The Company is withdrawing full year 2025 guidance due to trade and economic uncertainty.

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 2

First Quarter 2025 Earnings Results

NON-GAAP FINANCIAL MEASURES
This press release and our related earnings call contains certain non-GAAP financial measures, consisting of “adjusted" sales, gross profit, (loss) income before income taxes, net (loss) income attributed to Polaris Inc., diluted EPS attributed to Polaris Inc., EPS attributed to Polaris Inc., EBITDA, EBITDA Margin, and free cash flow as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, and to understand the performance of its ongoing operations and how management views the business. Reconciliations of reported GAAP historic measures to adjusted non-GAAP measures are included in the financial schedules contained in this press release. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

EARNINGS CONFERENCE CALL AND WEBCAST
Today at 9:00 AM (CT) Polaris Inc. will host a conference call and webcast to discuss the 2025 first quarter results released this morning. The call will be hosted by Mike Speetzen, Chief Executive Officer; and Bob Mack, Chief Financial Officer. The earnings presentation and link to the webcast will be posted on the Polaris Investor Relations website at ir.polaris.com. To listen to the conference call by phone, dial 1-877-883-0383 in the U.S., or 1-412-902-6506 internationally. The Conference ID is 2913152. A replay of the webcast will be available by accessing the same link on our website at ir.polaris.com or by phone dialing 1-877-344-7529 in the U.S., or 1-412-317-0088 internationally using access code 1597630.

ABOUT POLARIS
As the global leader in powersports, Polaris Inc. (NYSE: PII) pioneers product breakthroughs and enriching experiences and services that have invited people to discover the joy of being outdoors since our founding in 1954. Polaris’ high-quality product line-up includes the RANGER®, RZR® and Polaris XPEDITION® and GENERAL™ side-by-side off-road vehicles; Sportsman® all-terrain off-road vehicles; military and commercial off-road vehicles; snowmobiles; Indian Motorcycle® mid-size and heavyweight motorcycles; Slingshot® moto-roadsters; Aixam quadricycles; Goupil electric vehicles; and pontoon and deck boats, including industry-leading Bennington pontoons. Polaris enhances the riding experience with a robust portfolio of parts, garments, and accessories. Headquartered in Minnesota, Polaris serves nearly 100 countries across the globe. www.polaris.com

FORWARD-LOOKING STATEMENTS
Except for historical information contained herein, the matters set forth in this press release, including, but not limited to, the “2025 Business Outlook” and statements in “CEO Commentary” above are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations strategy and supply chain initiatives; the Company’s ability to successfully source necessary parts and materials on a timely basis; the ability of the Company to manufacture and deliver products to dealers to meet demand, including as a result of supply chain disruptions; the Company’s ability to identify and meet optimal dealer inventory levels; the Company’s ability to accurately forecast and sustain consumer demand; the Company’s ability to mitigate increasing input costs through pricing or other measures; product offerings, promotional activities and pricing strategies by competitors that may make our products less attractive to consumers; the Company’s ability to strategically invest in innovation and new products, including as compared to our competitors; economic conditions that impact consumer spending or consumer credit, including recessionary conditions and changes in interest rates; disruptions in manufacturing facilities; product recalls and/or warranty expenses; product rework costs; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather on the Company’s supply chain, manufacturing operations and consumer demand; commodity costs; freight and tariff costs (tariff relief or ability to mitigate tariffs, particularly in light of policies of the new presidential administration and retaliatory actions in response thereto); changes to international trade policies and agreements; uninsured product liability and class action claims (including claims seeking punitive damages) and other litigation expenses incurred due to the nature of the Company’s business; uncertainty in the consumer retail and wholesale credit markets; performance of affiliate partners; changes in tax policy; relationships with dealers and suppliers; and the general global economic, social and political environment. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements except as otherwise may be required by law.

The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and Europe compiled by the Company or Company estimates and other industry data sources. The Company relies on information that its dealers or other third parties supply concerning retail sales, and other retail sales data sources related to Polaris and the powersports industry, and this information is subject to change. Retail sales references to total Company retail sales includes only ORV, snowmobiles, On Road and Marine in North America and International unless otherwise noted.

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 3

First Quarter 2025 Earnings Results

CONSOLIDATED STATEMENTS OF (LOSS) INCOME
(In Millions, Except Per Share Data), (Unaudited)

	Three months ended March 31,
	2025	2024
Sales	$1,535.8	$1,736.4
Cost of sales	1,290.8	1,406.1
Gross profit	245.0	330.3
Operating expenses:
Selling and marketing	117.6	126.4
Research and development	82.9	87.8
General and administrative	102.7	99.0
Total operating expenses	303.2	313.2
Income from financial services	22.1	21.9
Operating (loss) income	(36.1)	39.0
Non-operating expense:
Interest expense	34.1	31.9
Other expense (income), net	0.9	(0.6)
(Loss) income before income taxes	(71.1)	7.7
(Benefit) provision for income taxes	(4.4)	3.8
Net (loss) income	(66.7)	3.9
Net income attributable to noncontrolling interest	(0.1)	(0.1)
Net (loss) income attributable to Polaris Inc.	$(66.8)	$3.8

Net (loss) income per share attributable to Polaris Inc. common shareholders:
Basic	$(1.17)	$0.07
Diluted	$(1.17)	$0.07
Weighted average shares outstanding:
Basic	56.9	56.9
Diluted	56.9	57.2

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 4

First Quarter 2025 Earnings Results

CONSOLIDATED BALANCE SHEETS
(In Millions), (Unaudited)
	March 31, 2025	March 31, 2024

Assets
Current assets:
Cash and cash equivalents	$291.7	$318.8
Trade receivables, net	211.3	254.1
Inventories, net	1,748.0	1,952.8
Prepaid expenses and other	313.5	195.8
Income taxes receivable	29.2	11.1
Total current assets	2,593.7	2,732.6
Property and equipment, net	1,159.0	1,214.9
Investment in finance affiliate	141.1	139.6
Deferred tax assets	379.2	300.0
Goodwill and other intangible assets, net	933.4	899.7
Operating lease assets	123.7	143.8
Other long-term assets	120.3	136.8
Total assets	$5,450.4	$5,567.4
Liabilities and Equity
Current liabilities:
Current financing obligations	$434.3	$54.0
Accounts payable	723.6	779.0
Accrued expenses	1,115.7	988.1
Other current liabilities	37.9	39.5
Total current liabilities	2,311.5	1,860.6
Long-term financing obligations	1,621.4	2,014.2
Other long-term liabilities	282.4	300.8
Total liabilities	$4,215.3	$4,175.6
Deferred compensation	4.5	11.2
Equity:
Total shareholders’ equity	1,226.4	1,378.1
Noncontrolling interest	4.2	2.5
Total equity	1,230.6	1,380.6
Total liabilities and equity	$5,450.4	$5,567.4

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 5

First Quarter 2025 Earnings Results

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Millions), (Unaudited)

	Three months ended March 31,
	2025	2024
Operating Activities:
Net (loss) income	$(66.7)	$3.9
Adjustments to reconcile net (loss) income to net cash provided by (used for) operating activities:
Depreciation and amortization	73.4	62.9
Noncash compensation	12.6	12.5
Noncash income from financial services	(11.7)	(13.8)
Deferred income taxes	5.6	(4.3)
Other, net	(0.5)	(0.6)
Changes in operating assets and liabilities:
Trade receivables	(15.0)	46.4
Inventories	1.2	(161.0)
Accounts payable	158.4	68.6
Accrued expenses	(151.8)	(128.0)
Income taxes payable/receivable	(15.9)	(5.9)
Prepaid expenses and other, net	93.6	13.9
Net cash provided by (used for) operating activities	83.2	(105.4)
Investing Activities:
Purchase of property and equipment	(35.6)	(72.1)
Distributions from (investment in) finance affiliate, net	7.3	15.4
Net cash used for investing activities	(28.3)	(56.7)
Financing Activities:
Borrowings under financing obligations	704.5	842.0
Repayments under financing obligations	(722.8)	(676.7)
Repurchase and retirement of common shares	(2.4)	(16.0)
Cash dividends to shareholders	(37.5)	(37.3)
Cash dividend to noncontrolling interest	(0.1)	—
Proceeds from stock issuances under employee plans	1.4	3.7
Net cash provided by (used for) financing activities	(56.9)	115.7
Impact of currency exchange rates on cash balances	6.1	(2.8)

Net increase (decrease) in cash, cash equivalents and restricted cash	4.1	(49.2)
Cash, cash equivalents and restricted cash at beginning of period	303.0	382.9
Cash, cash equivalents and restricted cash at end of period	$307.1	$333.7

The following presents the classification of cash, cash equivalents and restricted cash within the consolidated balance sheets:
Cash and cash equivalents	$291.7	$318.8
Other long-term assets	15.4	14.9
Total	$307.1	$333.7

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 6

First Quarter 2025 Earnings Results

NON-GAAP RECONCILIATION OF RESULTS
(In Millions, Except Per Share Data), (Unaudited)

	Three months ended March 31,
	2025	2024
Sales	1,535.8	1,736.4
Product wind downs (1)	0.5	—
Adjusted sales	1,536.3	1,736.4

Gross profit	245.0	330.3
Restructuring (2)	1.8	0.4
Product wind downs (1)	8.6	—
Adjusted gross profit	255.4	330.7

(Loss) income before income taxes	(71.1)	7.7
Acquisition-related costs (3)	—	0.3
Restructuring (2)	4.0	5.4
Product wind downs (1)	8.9	—
Intangible amortization (4)	4.4	4.5
Class action litigation expenses (6)	3.4	1.8
Adjusted (loss) income before income taxes	(50.4)	19.7

Net (loss) income attributable to Polaris Inc.	(66.8)	3.8
Acquisition-related costs (3)	—	0.3
Restructuring (2)	2.9	4.1
Product wind downs (1)	6.8	—
Intangible amortization (4)	3.4	3.4
Class action litigation expenses (6)	2.6	1.4
Adjusted net (loss) income attributable to Polaris Inc.(7)	(51.1)	13.0

Diluted EPS attributable to Polaris Inc.	$(1.17)	$0.07
Acquisition-related costs (3)	—	0.01
Restructuring (2)	0.05	0.07
Product wind downs (1)	0.12	—
Intangible amortization (4)	0.06	0.06
Class action litigation expenses (6)	0.04	0.02
Adjusted EPS attributable to Polaris Inc. (7)	$(0.90)	$0.23

Adjusted sales	$1,536.3	$1,736.4

Net (loss) income	$(66.7)	$3.9
Provision for income taxes	(4.4)	3.8
Interest expense	34.1	31.9
Depreciation	67.4	58.4
Intangible amortization (5)	6.0	4.5
Acquisition-related costs (3)	—	0.3
Restructuring (2)	4.0	5.4
Product wind downs (1)	8.9	—
Class action litigation expenses (6)	3.4	1.8
Adjusted EBITDA	$52.7	$110.0
Adjusted EBITDA Margin	3.4%	6.3%

(1) Represents adjustments related to product wind downs, including the FTR product line within the Company's On Road segment and the Timbersled product line within the Company's Off Road segment
(2) Represents adjustments for corporate restructuring
(3) Represents adjustments for integration and acquisition-related expenses
(4) Represents amortization expense for intangible assets acquired through business combinations

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First Quarter 2025 Earnings Results

(5) Represents amortization expense for intangible assets acquired through business combinations and asset acquisitions
(6) Represents adjustments for certain class action litigation-related expenses
(7) The Company used its estimated statutory tax rate of 23.8% for the non-GAAP adjustments in 2025 and 2024, except for non-deductible items

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First Quarter 2025 Earnings Results

RECONCILIATION OF GAAP OPERATING CASH FLOW TO NON-GAAP FREE CASH FLOW
(In Millions), (Unaudited)

	Three months ended March 31,
	2025	2024

Net cash provided by (used for) operating activities	$83.2	$(105.4)
Purchase of property and equipment	(35.6)	(72.1)
Distributions from (investment in) finance affiliate, net	7.3	15.4
Adjusted free cash flow	$54.9	$(162.1)

NON-GAAP RECONCILIATION OF SEGMENT RESULTS
(In Millions), (Unaudited)

	Three months ended March 31,
SEGMENT GROSS PROFIT	2025	2024
Off Road segment gross profit	$191.4	$233.0
Restructuring (1)	1.4	—
Product wind down (2)	7.3	—
Adjusted Off Road segment gross profit	200.1	233.0

On Road segment gross profit	35.7	60.4
Product wind down (2)	1.3	—
Adjusted On Road segment gross profit	37.0	60.4

Marine segment gross profit	14.3	19.2
No adjustment	—	—
Adjusted Marine segment gross profit	14.3	19.2

Corporate segment gross profit	3.6	17.7
Restructuring (1)	0.4	0.4
Adjusted Corporate segment gross profit	4.0	18.1

Total gross profit	245.0	330.3
Restructuring (1)	1.8	0.4
Product wind downs (2)	8.6	—
Adjusted total gross profit	$255.4	$330.7

(1) Represents adjustments for corporate restructuring
(2) Represents adjustments related to product wind downs, including the FTR product line within the Company's On Road segment and the Timbersled product line within the Company's Off Road segment

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First Quarter 2025 Earnings Results

NON-GAAP ADJUSTMENTS
First Quarter 2025 Results

Product Wind Down, Restructuring and Acquisition-Related Costs
The Company realized certain costs associated with the wind down of the FTR product line beginning in the fourth quarter of 2024 and the Timbersled product line beginning in the first quarter of 2025. The Company is executing certain corporate restructuring activities across the organization to increase efficiency and focus its business, and also periodically incurs integration and acquisition-related expenses associated with prior business combinations. For the first quarter of 2025, Polaris recorded combined costs totaling $12.9 million which was included as a non-GAAP adjustment.

Intangible Amortization Related to Acquisitions
The Company uses an adjusted net (loss) income metric which excludes intangible amortization from all historical business acquisitions. The Company believes this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company completes. For the first quarter of 2025, Polaris recorded $4.4 million of intangible amortization related to acquisitions as a non-GAAP adjustment.

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